UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2008

ANTICUS INTERNATIONAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Nevada	333-101420	98-0375504

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1155 Rene-Lévesque Quest, Suite 2500 Montreal, Quebec, Canada H3B 2K4 (Address of principal executive offices) (514) 992-1391 (Issuer's telephone number)

(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ANTICUS INTERNATIONAL CORPORATION Report on Form 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 17, 2008, Lucien Pomerleau resigned from the Anticus International Corporation Board of Directors effective on February 29, 2008.

His resignation was based on personal reasons and is not related to any disagreement on any matter relating to the Company’s operations, policies or practices.

A vacancy will remain on the Board of Directors until a replacement can be appointed by the remaining board members or by shareholder vote at the next shareholder meeting.

Section 8 – Other Events

Item 8.01 Other Events

The Board of Directors adopted the “Anticus International Corporation Stock Compensation Plan 2008” (“the Plan”).

The effective date of the Plan was January 17, 2008, which is the day the Plan was adopted by the Board. The Plan will terminate on the earlier of the date of the grant of the final share or option for the last share of common stock allocated under the Plan or 5 years from the date thereof, whichever is earlier.

The Board has reserved for the purpose of the Plan a total of Four Million three hundred and sixty four thousand four hundred ninety six (4,364,496) of the authorized but unissued shares of common shares of the Company. On January 17, 2008, the Board of Directors authorized the issuance of the following pursuant to the plan:

Five hundred thousand options (500 000) in favor of H. Baudet, for his work as administrator and chairman of the board,

Three hundred thousand options (300 000) in favor of P.H. Vincent, for his work as administrator,
Board of directors secretary, Governance committee president and secretary,

Three hundred thousand options (300 000) in favor of Michel Plante, for his work as administrator and Financial committee president and secretary,

Three hundred thousand options (300 000) in favor of Lucien Pomerleau, for his work as administrator and Prolactis process special advisor,

Three hundred thousand options (300 000) in favor of Xin Xhao, for his work as administrator and animal nutrition special advisor,

Three hundred thousand options (300 000) in favor of Jacques Goulet, for his work as scientific committee president, Prolactis process and Yeast special advisor,

Three hundred thousand options (300 000) in favor of Gerrit Bres, for his work as administrator

Three hundred thousand options (300 000) in favor of Michel Deblois, for his work as Prolactis process special advisor,

Three hundred thousand options (300 000) in favor of André Desroches, for his work as special advisor.

The options were granted at the exercise price of 0.07 $ per common share for a period ending on January 17, 2013.

The plan has not been registered under the Securities Act of 1933 and if exercised, the common shares purchased will be subject to Rule 144 of the Securities Act of 1933.

ANTICUS INTERNATIONAL CORPORATION Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anticus International Corporation

Date: April 2, 2008	By:	\s\ Daniel Trudeau, President

		Name:	Daniel Trudeau
		Title:	President and CEO